FRANKLIN TEMPLETON GERMAN GOVERNMENT BOND FUND


PROSPECTUS   March 1, 1995
as amended November 15, 1995


777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777      1-800/DIAL BEN
================================================================================

This Prospectus pertains to the Franklin Templeton German Government Bond Fund (the "Fund"), a non-diversified series of Franklin Templeton Global Trust (the "Trust"), formerly known as the Huntington Funds, an open-end management investment company consisting of four separate series. The Fund's investment objective is to seek, over the long term, total return through investment in a managed portfolio of German government bonds. Total return consists of a combination of interest income, capital appreciation and currency gains.

The Fund may invest in domestic and foreign securities as described under "Investment Objective and Policies of the Fund."

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information ("SAI") concerning the Fund, dated March 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Contents                          Page

Expense Table....................   2
Financial Highlights.............   4
About the Fund...................   4
Investment Objective
 and Policies of the Fund........   5
Risks of Investing in the Fund...  10
Management of the Fund...........  14
Distributions to Shareholders....  15
Taxation of the Fund
 and Its Shareholders............  17
How to Buy Shares of the Fund....  18
Purchasing Shares of the Fund
 in Connection with Retirement Plans
 Involving Tax-Deferred
  Investments                      25

Other Programs and Privileges
 Available to Fund Shareholders..  26
Exchange Privilege...............  27
How to Sell Shares of the Fund...  30
Telephone Transactions...........  34
Valuation of Fund Shares.........  35
How to Get Information
 Regarding an Investment
  in the Fund                      36
Performance......................  37
General Information..............  38
Account Registrations............  39
Important Notice Regarding
 Taxpayer IRS Certifications.....  40
Portfolio Operations.............  40


Expense Table
--------------------------------------------------------------------------------

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. These figures are based on annualized aggregate operating expenses of the Fund for the six-month period ended October 31, 1994.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)................................   3.00%
Reinvested Dividends...............................................   NONE
Deferred Sales Charge..............................................   NONE+
Exchange Fee (per transaction)++...................................   5.00++

+Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within 12 months of the calendar month following such investments. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

++$5.00 fee imposed only on Timing Accounts as described under "Exchange Privilege." All other exchanges are processed without a fee.

ANNUAL FUND OPERATING EXPENSES
Management Fees....................................................    0.02%*
Rule 12b-1 Fees**..................................................    0.20%**
Other Expenses:
  Reports to Shareholders...................................  0.19%
  Registration Fees.........................................  0.19%
  Other.....................................................  0.64%
--------------------------------------------------------------------------------
Total Other Expenses...............................................    1.02%
--------------------------------------------------------------------------------
Total Fund Operating Expenses......................................    1.25%**,*
================================================================================

*The investment manager has agreed in advance to waive a portion of its management fees in order to keep the aggregate maximum annual operating expenses to 1.25% of the Fund's average daily net assets. Absent the fee waiver by the investment manager, the Fund would have paid management fees of .55% and total operating expenses of 1.78%. After October 31, 1995, the investment manager may discontinue this arrangement for the Fund.

**The maximum amount of Rule 12b-1 fees allowed pursuant to the Fund's distribution plan is 0.25%. Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                  1 YEAR*    3 YEARS     5 YEARS    10 YEARS
                    $47        $84        $124        $233


*assumes that a contingent deferred sales charge will not apply.

This example is based on the annualized aggregate operating expenses, before fee waivers shown above, and should not be considered a representation of past or future expenses, which may be more or less than those shown. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.


Financial Highlights

Set forth below is a table containing the financial highlights for a share of the Fund from the effective date of registration, as indicated below, through the six-month period ended October 31, 1994. The information for the period ended October 31, 1994 and the fiscal year ended April 30, 1994 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the SAI. The previous fiscal year of the Fund was audited by other independent auditors whose opinions are not included herein. See also "Report to Shareholders" under "General Information."



                              Per Share Operating Performance+                                        Ratios/Supplemental Data
                 ------------------------------------------------------------                        --------------------------


           Net Asset                 Net                  Distributions              Distributions              Net Asset
  Year     Value at       Net     Realized &  Total From    From Net   Distributions     From                     Value
  Ended    Beginning  Investment  Unrealized  Investment   Investment      From       Return of       Total      at End     Total
April 30    of Year     Income    Gain (Loss) Operations     Income    Capital Gains    Capital   Distributions  of Year  Return++
-----------------------------------------------------------------------------------------------------------------------------------

19931        $12.50      $.27       $ .56       $ .83       $(.25)            $   -         $   -    $(.25)      $13.08    6.15%
19942         13.08       .78        (.72)        .06        (.39)             (.06)         (.40)    (.85)       12.29     .64
19943         12.29       .41         .92        1.33        (.36)             -             -        (.36)       13.26   10.92

                                    Ratio of Net
           Net Assets    Ratio of    Investment
  Year       at End      Expenses     Income to     Portfolio
  Ended      of Year    to Average     Average      Turnover
April 30   (in 000's)  Net Assets**  Net Assets       Rate
------------------------------------------------------------------

19931        $10,738     .87%*       6.06%*       190.89%*
19942         13,341    1.00         4.74         185.66
19943         13,236    1.04*        6.37*        301.60*






1For the period December 31, 1992 (effective date of registration) to April 30, 1993.

2On November 12, 1993, the investment adviser changed to Franklin Advisers, Inc.

3Six month period ended October 31, 1994.

+Selected data for a share of beneficial interest outstanding throughout the period.

++Total return measures the change in value of an investment over the periods indicated. It does not include the maximum 3.0% front-end sales charge and assumes reinvestment of dividends and capital gains at net asset value.

*Annualized

**During the periods indicated, the investment manager reduced its management fees and reimbursed other expenses incurred by the Fund. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                                   Ratio of
                                                   Expenses
                                                  to Average
                                                  Net Assets
                                               -----------------
                    1993..........................  1.73%*
                    1994..........................  1.83
                    19943.........................  1.78*

*Annualized

3Six month period ended October 31, 1994.


About the Fund
--------------------------------------------------------------------------------

The Trust, organized as a Massachusetts business trust on November 6, 1985, is an open-end, management investment company, known as a mutual fund, and has registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund, a non-diversified series of the Trust, is managed by Franklin Advisers, Inc. (the "Manager" or "Adviser"). Templeton Investment Counsel, Inc. ("TICI" or the "Subadviser") serves as the subadviser under a contract with the Manager (together, the "Fund's Advisers"). TICI is an indirect subsidiary of Templeton Worldwide, Inc., which is a direct, wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"). (See "Management of the Fund.")

The Board of Trustees of the Trust (the "Board") may determine, at a future date, to offer shares of the Fund in one or more "classes" to permit the Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds, as that term is defined under "How to Buy Shares of the Fund," currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.

Shares of the Fund may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public offering price, which is equal to the Fund's net asset value (see "Valuation of Fund Shares") plus a sales charge not exceeding 3.00% of the offering price. See "How to Buy Shares of the Fund."

INVESTMENT OBJECTIVE
AND POLICIES OF THE FUND
--------------------------------------------------------------------------------

The Fund's investment objective is to seek, over the long-term, total return through investment in a managed portfolio of German government bonds.

The Fund is designed for United States ("U.S.") investors who wish to invest in German government bonds for the purpose of seeking one or more of the following potential benefits:

*Higher current yields than may be available on U.S. government bonds

*Capital appreciation resulting from a decline in German interest rates and a corresponding increase in German government bond prices

*Currency gains from an increase in the value of the German mark relative to the U.S. dollar

*Safety of principal due to the high credit quality of German government bonds

*Portfolio diversification outside of the U.S. through German currency and interest rate exposure

*Protection of global purchasing power in the event of higher U.S. inflation rates and/or depreciation of the U.S. dollar relative to the German mark

The Fund's investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There can be no assurance that the objective will be achieved or that any of the potential benefits listed above will be realized. In addition, there are significant risk considerations relevant to an investment in the Fund, as described below.

INVESTMENT POLICIES

Under normal market conditions, the Fund invests between 75% and 100% of its total assets in debt obligations issued or guaranteed by the Federal Republic of Germany, its agencies, instrumentalities and political subdivisions ("German government obligations"). The German government obligations in which the Fund invests are denominated in the German mark and are rated at time of purchase triple A by a U.S. nationally recognized rating service, such as Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's"), or, if unrated, are considered by the Fund's Advisers to be of a quality comparable to triple A rated instruments. See "Investing in German Government Obligations."

Consistent with its investment objective, the Fund may also invest up to 25% of its total assets in (i) German mark-denominated bonds and other debt instruments issued by sovereign governments other than the Federal Republic of Germany and by supranational organizations (such as the World Bank) which are rated at time of purchase triple A by a U.S. nationally recognized rating service, such as S&P or Moody's, or which, if unrated, are considered by the Fund's Advisers to be of a quality comparable to triple A rated instruments; and (ii) cash and money market instruments denominated in the German mark which are rated at time of purchase A-1+ by S&P and/or P-1 by Moody's, or which, if unrated, are considered by the Fund's Advisers to be of comparable high quality.

Under normal market conditions, the Fund may have up to 5% of its total assets invested in U.S. dollar denominated cash and money market instruments, such as U.S. Treasury bills, to provide extra liquidity for meeting shareholder redemptions and exchanges.

Under normal market conditions, the Fund will invest at least 65% of its total assets in debt obligations issued or guaranteed by the Federal Republic of Germany, its agencies, instrumentalities and political subdivisions. While the Fund does not anticipate that it will have less than 75% of its total assets invested in German government obligations under normal market conditions, the Fund reserves the right to reduce its investment in German government obligations to 65% of its total assets (with a corresponding increase in the amount it invests in other German mark-denominated securities and cash) if such investment allocation is deemed to be in the Fund's best interest by the Fund's Advisers. It is also possible that the Fund may occasionally hold significant cash or cash equivalents denominated in German marks until suitable investment positions are available. Investors should understand that in order to preserve its favorable tax status, the Fund may regularly hold 25% or less of its assets in obligations issued or guaranteed by the Federal Republic of Germany even while holding 65% or more of its total assets in German government obligations (as defined above). In addition, as a temporary measure, the Fund may also reduce its investment in German government obligations and/or increase its investment in U.S. government and agency securities from time to time to preserve its favorable tax status.

The rate of exchange between the U.S. dollar and the German mark fluctuates. As a result, the Fund generally will experience gains and losses attributable to those fluctuations. The Fund does not generally position hedge or otherwise attempt to limit its exposure to German mark currency risk and, therefore, is designed for investors who are prepared to accept the risk of currency fluctuations.

Changes in German market interest rates will affect the market value of the Fund. When German market interest rates rise, the market value of the Fund's securities generally will decline. Conversely, when German market interest rates decline, the market value of the Fund's securities generally will rise. The Fund's Advisers will actively manage the Fund's portfolio maturity structure in an attempt to achieve positive returns for the Fund over time from changes in interest rates. See "Risks of Investing in the Fund."

It is anticipated that under normal market conditions, the Fund's weighted average portfolio maturity will be at least five years. For temporary, defensive purposes, however, the Fund's weighted average portfolio maturity may be less than five years.

The Fund's Advisers invest the Fund's assets on the basis of a number of factors, including, (i) the current level of interest rates on German government obligations of various maturities and (ii) its view of future movements of those interest rates. In determining the Fund's maturity structure, the Fund's Advisers consider many factors pertaining to the German economy, including the current stage of the economic cycle, government fiscal and monetary policy, inflation expectations, the relationship of interest rates of varying maturities, (i.e., the slope of the yield curve), currency market outlook, and economic growth prospects within Germany and around the world.

Any policy or technique that is described in this Prospectus or in the Fund's SAI, unless identified as a fundamental policy requiring shareholder approval to change, may be changed by the Board without shareholder approval.

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see the SAI.

INVESTING IN GERMAN GOVERNMENT OBLIGATIONS

German government obligations generally are considered by rating agencies to be among the highest credit quality debt instruments worldwide.

In addition, the Bundesbank (the German central bank) generally is viewed as among the most disciplined and ardent central banks in the world in its policies of fighting domestic inflation and protecting the international value of the German mark.

The German bond market is the third largest in the world and currently also one of the fastest growing. The fall of the Berlin Wall in 1989 and the subsequent reunification of what were previously East Germany and West Germany in 1990 have significantly increased German public sector financing requirements and caused substantial recent growth of the German government bond market.

According to Merrill Lynch, the face amount of German mark-denominated bonds outstanding as of December 31, 1993, was approximately 3.69 trillion marks (U.S. $2.12 trillion). Of this total, German government and agency bonds accounted for
1.11 trillion marks (U.S. $642 billion), or about 30% of the total market. Liquidity in the German government bond market is considered by the Fund's Advisers to be very high.

The table below shows publicly issued German bonds outstanding, by issuer type, as of December 31, 1993. U.S. bond market statistics are also provided for comparison purposes.

COMPARATIVE BOND MARKET STATISTICS
(in U.S. $billions)

Issuer Type                       Germany     U.S.
                                 ---------   --------
Central government ..........   $     556.4 $  2,274
Central government
 agency & government
 guaranteed .................          85.6    1,898.9
State and local .............         340.3      987.6
Corporates ..................         760.2    1,972.8
Other, foreign, international
 and Euros ..................         382.4      860.9
Total .......................    $  2,124.90 $ 7,995.1

Source: Merrill Lynch

Certain German government obligations are issued or otherwise guaranteed by the Federal Republic of Germany. These obligations carry the explicit full faith and credit backing of the German government and include direct obligations of the government (Bunds), as well as certain government agency issues, such as the German Unity Fund (Fonds Deutsche Einheit), established to help pay for the reconstruction of former East Germany's economy, and the Treuhandanstalt, established to facilitate the privatization of assets of former East Germany.

Other German government obligations are guaranteed by their issuing agency, instrumentality or political subdivision, but do not carry the explicit full faith and credit guarantee of the German government. The Fund will invest only in such obligations which the Fund's Advisers consider to be of credit quality substantially equivalent to direct obligations of the German government. Issuers presently satisfying this criterion include the German Federal Railways (Bundesbahn), the German Post Office (Bundespost), the Kreditanstalt fur Wiederaufbau ("KFW"), as well as certain of the 16 separate federal states (Lander) of which Germany is comprised.

FORWARDS, FUTURES AND OPTION CONTRACTS

The Fund may use forward foreign currency exchange contracts ("forwards"), futures contracts ("futures"), option contracts on futures and over-the-counter options (collectively, "options") in the management of its investment portfolio.

A forward is individually negotiated and privately traded by currency traders (usually large commercial banks) and their customers. There are generally no deposit requirements, and the contracts are traded at a net price without commission. A forward involves an obligation to exchange one specific currency for another specific currency (e.g., an obligation to exchange U.S. dollars for German marks) at an agreed-upon rate of exchange at a future date, which may be any fixed number of days from the date of the contract. The market for forwards involving the exchange of U.S. dollars and German marks is highly liquid.

A bond (or currency) future is an agreement to buy or sell a specified quantity of such bonds (or currency) at an agreed-upon price on a specified date. Upon entering into a future, the Fund makes a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated. Futures are transacted through established futures exchanges.

An option gives the holder (buyer) of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option a specified amount of a particular security or currency (such as German government obligations or German marks), or a specified number of futures on such security or currency, on a specified date in the future at a specified price. The option buyer pays the option seller a negotiated premium upon the establishment of the contract. Options on futures are transacted through established exchanges. Options on German government obligations and on German marks are transacted over-the-counter directly between the buyer and seller. The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities. However, the Fund may treat the securities it uses as cover for written over-the-counter options as liquid provided that the Fund follows certain procedures. The Fund may sell over-the-counter options only to qualified dealers who agree that the Fund may repurchase any over-the-counter options it writes for a maximum price to be calculated by a predetermined formula. In such cases, the option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

When the Fund agrees to buy or sell a security denominated in the German mark, it may enter into forwards in order to "lock in" the U.S. dollar price of the security. By entering into a forward calling for the receipt or delivery, for a fixed amount of U.S. dollars, of the amount of German marks involved in the underlying security transactions, the Fund will be able to protect itself against a change in the relationship between the U.S. dollar and the German mark during the period between the date the security is purchased or sold and the date on which payment is made or received.

For investment purposes, the Fund may use forwards, futures and options to establish Fund exposure to the German mark, and futures and options to establish Fund exposure to German government obligations, in a fast and cost-effective way. This may be necessary either when the Fund has a substantial U.S. dollar account receivable for Fund shares sold or when the Fund's Advisers require extra time to invest cash balances in German mark-denominated securities. In each of these cases, the Fund's use of forwards, futures and options is temporary and for the purpose of maintaining the Fund's intended ongoing exposure to the German mark and to German government obligations.

The Fund may from time to time also use forwards calling for the future purchase of German marks, in conjunction with U.S. dollar-denominated cash or money market instruments, for the purpose of obtaining an investment result that is substantially equivalent to a direct investment in a German mark-denominated money market instrument.

Although permitted to do so, the Fund does not currently intend to enter into currency futures contracts or options on currency futures.

As indicated earlier, the Fund may, under extraordinary circumstances and for temporary, defensive purposes only, employ forwards, futures and options for hedging the Fund's German bond and currency exposure.

The use of forwards, futures and options by the Fund involves investment risks to which the Fund would not be subject absent its use of such instruments. The risks inherent in the use of forwards, futures and options include: (1) dependence on the ability of the Fund's Advisers correctly to predict movements in the direction of interest rates, securities prices and currency rates; (2) imperfect correlation between the price of options and futures and in the prices of the securities or the currencies underlying the options and futures; (3) that the skills needed to use these instruments are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any particular time; (5) the possible loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in a future or an option; and
(6) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund's ability to enter into certain futures and options is also limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification of the Fund as a regulated investment company. These securities may also require the application of complex and special tax rules and elections which may affect the amount, timing and character of distributions to shareholders. These investments and transactions are discussed further in the tax section included in this Prospectus and in the SAI.

WHEN-ISSUED AND FIRM COMMITMENT AGREEMENTS

The Fund may invest up to 25% of its assets in securities on a "when-issued" or "firm commitment" basis, for payment and delivery at a later date. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future time.

At the time of settlement (normally within 30 to 60 days after the day of the agreement or purchase), the market value of the security may be more or less than its purchase or sale price and the Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. There is also a risk that the party with whom the Fund enters into such transaction may default. Failure of the other party to perform its part of the commitment could result in a loss of income to the Fund. The Fund will make commitments to purchase or sell only securities which are eligible for inclusion in its portfolio.

While the Fund normally enters into these transactions with the intention of actually receiving or delivering the securities, it may sell the securities before the settlement date or enter into a new commitment to extend the delivery date further into the future if the Fund's Advisers consider it advisable as a matter of investment strategy.

Between the time of purchase and settlement, no payment is made and no interest on securities purchased for future delivery is received by the Fund. If the assets of the Fund were held in cash pending the settlement of a transaction, the Fund would earn no income. The Fund, however, intends to be fully invested to the extent practicable.

When the Fund enters into a when-issued purchase or a firm commitment to purchase securities, the Fund will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. These procedures are designed to help insure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and firm commitments.

PORTFOLIO TURNOVER

For the period ended October 31, 1994 (annualized as a result of a change in fiscal year end from April to October), for the fiscal year ended April 30, 1994 and for the period ended April 30, 1993 (annualized), the portfolio turnover rate was 302%, 186% and 191%, respectively. Turnover rates in excess of 100% often result in higher portfolio brokerage, execution and transaction costs, which will be borne by the Fund. The higher the portfolio turnover rate, the greater the likelihood that capital gains or losses and foreign exchange gains or losses may be realized by the Fund, which would affect taxable distributions paid to the shareholders. (See "Taxation of the Fund and Its Shareholders" below and "Additional Information Regarding Taxation" in the SAI.) Because transaction costs are normally higher for non-U.S. bonds than for U.S. bonds, the higher anticipated portfolio turnover rate may also have a larger negative impact on Fund returns than would be the case with a mutual fund investing primarily in U.S. bonds.

OTHER PORTFOLIO SECURITIES AND PRACTICES

Although permitted to do so, the Fund does not currently intend to enter into repurchase agreements or lend its portfolio securities. The Fund will not borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 331/3% of the total value of its assets (no additional investments may be made while any such borrowings exceed 5% of the Fund's total assets). The Fund may invest in time deposits of commercial banks having short-term deposit ratings of A-1+ (by S&P) and/or P-1 (by Moody's), but will limit its investment in such time deposits maturing in more than seven days as described in the Fund's SAI. The Fund will not otherwise invest in illiquid securities.


RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------




The primary risk factors associated with investment in German government obligations arise in connection with market fluctuations in the level of German interest rates and in the exchange rate between the U.S. dollar and the German mark. At any given point in time, the impact of interest rate and currency exchange rate changes on the Fund's share price may be reinforcing or offsetting. These risks are described in more detail below.

The yield and total return of the Fund may be higher or lower than the yield and total return of a fund investing in U.S. dollar-denominated bonds of comparable maturity and quality. In addition, investors should recognize that due to periodic interest rate and exchange rate volatility, the Fund's share price is likely to experience significant volatility from time to time, and this volatility may be greater than would be experienced by a comparable U.S. dollar-denominated bond fund.

The Fund is intended to be only one part of an investor's international and global diversification program, and holding shares of the Fund should not be considered a complete investment program.

INTEREST RATE RISK

Bond prices move inversely to the direction of changes in interest rates. When interest rates rise, bond prices generally decline, and when interest rates decline, bond prices generally rise. For any given change in market interest rates, bonds having longer maturities generally will experience greater price movements.

It is anticipated that under normal market conditions, the Fund's weighted average portfolio maturity will be at least five years and may be as long as ten years. Therefore, a significant rise in German bond market interest rates can generally be expected to cause a significant decline in the Fund's net asset value per share. Conversely, a large decline in German bond market interest rates can generally be expected to cause the Fund's share price to rise significantly.

The Fund's Advisers actively manage the average maturity of the Fund's investments, shortening the Fund's maturity when it is expected that German interest rates will rise and lengthening the maturity when it is expected that German interest rates will decline. This active management of the Fund's maturity structure is intended to improve the long-term performance of the Fund on a total return basis relative to that of an unmanaged portfolio of German government obligations. Of course, there can be no assurance that active management will achieve the desired result.

CURRENCY RISK

The value of German government obligations, when expressed in U.S. dollars, will fluctuate with changes in the exchange rate between the U.S. dollar and the German mark. A decline in the mark relative to the dollar will generally result in a decline in the Fund's share price (which is determined on a U.S. dollar basis). Conversely, if the mark appreciates relative to the U.S. dollar (i.e., the U.S. dollar declines), the Fund's share price generally can be expected to rise.

To give U.S. dollar-based investors the opportunity to achieve more fully the benefit of German mark currency diversification, the Fund does not engage in hedging strategies to minimize or eliminate Fund share price fluctuations arising from changes in the exchange rate between the U.S. dollar and the German mark. Such hedging strategies could reduce the currency risk of investing in German government obligations, but would also reduce the potential benefits or gains that can be achieved.

Because of its investment primarily in German mark-denominated obligations and its policy of not hedging currency risk, the Fund's share price will likely exhibit greater day-to-day volatility than a fund which diversifies its currency risk across multiple currencies and/or regularly hedges its currency risk. Investors in the Fund should also recognize that even though interest rates on German government obligations may from time to time exceed the rates on U.S. dollar-denominated bonds of comparable maturity and quality, a decline in the German mark relative to the U.S. dollar over any given period could more than offset any such interest rate advantage, resulting in a negative total return for the Fund over that period.

In the event of an extraordinary political or world development which, in the view of the Fund's Advisers, threatens the social or political stability of Germany or the viability of the German government, the Fund may invest in U.S. government securities and U.S. dollar-denominated cash equivalents or otherwise hedge its German bond and currency risk, without limitation, but only for temporary, defensive purposes.

OTHER RISK FACTORS

Foreign taxes can adversely affect the Fund's performance, though it is anticipated that the Fund will invest only in debt obligations which are not subject to foreign tax withholding. For more information on tax issues affecting the Fund, see "Taxation of the Fund and Its Shareholders" in this Prospectus and "Additional Information Regarding Taxation" in the SAI.

The Fund is a "non-diversified" fund and, as such, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. However, as a non-diversified fund, and as a fund that concentrates its investments primarily in German government obligations denominated in German marks, the Fund may be subject to greater risk with respect to its portfolio securities than a mutual fund that has a broader range of investments. Although the Fund is "non-diversified" for purposes of the 1940 Act, it nevertheless must meet certain diversification standards to qualify as a regulated investment company under the Code. If the Fund is unable to meet such diversification standards, the Fund may be subject to taxation as a corporation. The diversification standards require the Fund to invest no more than 25% of its total assets in a single issuer and, with respect to at least 50% of its total assets, to invest in cash, U.S. Government securities, securities of other regulated investment companies, and other securities as to which the Fund invests no more than 5% of its assets in the securities of any one issuer or holds not more than 10% of the outstanding voting securities of any one issuer. The Fund's manager and the Fund's investment adviser believe the Fund will be able to meet these diversification standards following its normal investment policies. As necessary to satisfy such diversification standards, the Fund may invest a significant portion of its assets in German government obligations other than those issued or guaranteed by the Federal Republic of Germany and in German mark-denominated obligations issued by other sovereign governments and supranational organizations. To the extent the Fund is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

A mutual fund can incur significant transaction costs in its purchases and sales of foreign securities and currencies. Due to the highly liquid nature of the German government obligation and foreign exchange markets, however, it is anticipated that Fund transaction costs will be minimal and will not have a material impact on the Fund's performance.

The Fund's custody and portfolio accounting expenses may be higher than those experienced by a fund investing solely in U.S. dollar-denominated bonds.

Investing in non-U.S. securities generally may be subject to certain risk factors not thought to be present in the U.S. These include expropriation of foreign-owned assets, confiscatory taxation, exchange controls, political and social instability, and the difficulty of enforcing obligations in other countries. See "Investing in Foreign Securities" in the SAI for a more detailed discussion of those risk factors.

GERMAN ECONOMIC RISK FACTORS

The following information is a brief summary of factors affecting the Fund and does not purport to be a complete description of such factors. The information is based primarily upon information derived from public documents relating to securities offerings of issuers of such German government obligations, from independent credit reports and historically reliable sources, but has not been independently verified by the Fund.

The Federal Republic of Germany, which comprises what was formerly the nations of East Germany and West Germany, is considered by the rating agencies and by the Fund's Advisers to be among the world's most creditworthy issuers of debt obligations. Both S&P and Moody's have assigned their highest ratings (AAA/Aaa) to obligations of the Federal Republic of Germany.

The German mark is considered to be the primary reserve currency of Europe and, along with the Japanese yen, has increasingly been used as a reserve currency worldwide, sharing the traditional role of the U.S. dollar. Because of Germany's strong record of economic growth and responsible fiscal and monetary policy, the mark has been among the strongest of the world's major currencies in the period dating back to the return of freely floating exchange rates in the early 1970s. Of course, there can be no assurance that the German mark will perform or be regarded in the future as it has in the past.

The Bundesbank (the German central bank) operates largely independently of Germany's political system and is charged with responsibility for protecting the international value of the German mark. In response to the high levels of unification-related public and private expenditures and the inflationary pressures arising from these expenditures, the Bundesbank has maintained a tight monetary policy in recent years, resulting in interest rates well above those in the U.S., Japan and other countries outside Europe. In mid-1992, German interest rates began to decline as continued tight monetary policy created expectations of economic slowing. This decline in German rates continued through the end of 1993 as the German economy suffered a significant recession and the Bundesbank accelerated the easing process. During the first quarter of 1994, German yields began to rise as signs of economic growth emerged in the German economy.

The unification of East Germany and West Germany and the ensuing efforts to raise living standards and modernize infrastructure in what was previously East Germany have been a costly undertaking for Germany. Much of the cost of unification has been financed through deficit spending, resulting in significantly increased public-sector borrowing requirements since 1989. The ongoing high levels of public sector borrowing and spending in Germany resulting from unification may cause German interest rates and inflation rates to be higher than would otherwise be the case. This, in turn, may adversely affect the total returns on German government obligations. Unification has placed great pressure on the German economy and, although progress has recently been made to improve German government finances, these pressures may adversely affect monetary policy as conducted by the Bundesbank as well as the credit quality of German government obligations.

In addition to unification, the disintegration of the Soviet Union and its sphere of influence also may have an adverse impact on the German economy. In particular, Germany may be subject to increased immigration pressures and social discord. Germany also faces uncertainty with respect to repayment of government-guaranteed loans made to former eastern bloc countries.

HOW SHAREHOLDERS PARTICIPATE
IN THE RESULTS OF THE FUND'S ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, either because their price appreciates in local currency terms or because the currency in which they are denominated appreciates relative to the U.S. dollar, the value of the shares of the Fund which the shareholder owns will increase. If the securities owned by the Fund decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Fund.

Under normal market conditions, the Fund invests a significant portion of its assets in instruments denominated in German marks. Therefore, an individual shareholder's gains or losses on shares of the Fund will in large part be based on changes in the net asset value of such shares, expressed in U.S. dollars, attributable to fluctuations in the exchange rate between the U.S. dollar and the German mark.

Changes in Germany's prevailing interest rates will likely affect the value of the Fund's holdings and thus the value of Fund shares. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have negative effects on the value of Fund shares.

German interest rates and currency valuations have fluctuated unpredictably in the past and can be expected to do so in the future.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------




The Board has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

Adviser is a wholly-owned subsidiary of Resources, a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert
H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Adviser acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $76 billion.

TICI, the Subadviser, is an indirect subsidiary of Templeton Worldwide, Inc., which, operating through its subsidiaries, is a major investment management organization with approximately $42 billion of assets currently under management and a long history of global investing.

Pursuant to the management agreement and the sub-advisory agreement, the Fund's Advisers supervise and implement the Fund's investment activities and provide certain administrative services and facilities which are necessary to conduct the Fund's business.

Pursuant to the subadvisory agreement between the Manager and TICI, and subject to the overall policies, control, direction and review of the Board and to the instructions and supervision of the Manager, TICI will provide day-to-day portfolio management for the Fund.

The Fund is responsible for its own operating expenses, including, but not limited to, the Manager's fee; taxes, if any; custodian, legal and auditing fees; fees and expenses of trustees who are not members of, affiliated with, or interested persons of the Fund's Advisers; salaries of any personnel not affiliated with the Fund's Advisers; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the value of the Fund's net assets; printing and other expenses which are not expressly assumed by the Manager.

The Manager has agreed in advance to waive a portion of the fees payable under the management agreement so that total ordinary operating expenses do not exceed 1.25% of the Fund's average net assets. This arrangement is in effect until October 31, 1995, and then may be continued or terminated by the Manager at any time.

During the period ended October 31, 1994, management fees before any advance waiver totaled .55% (annualized as a result of a change in fiscal year end from April to October) of the average net assets of the Fund. Total operating expenses, including management fees, before any advance waiver totaled 1.78% of the average net assets of the Fund. Pursuant to an agreement by Adviser to waive its fees, the Fund paid management fees totaling 0.02% of the average net assets of the Fund and operating expenses (including management fees) totaling 1.25%.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Fund's Advisers try to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Fund's Advisers will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "The Fund's Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

PLAN OF DISTRIBUTION

The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates. The maximum amount which the Fund may pay to Distributors or others for such distribution expenses is 0.25% per annum of the average daily net assets of the Fund, payable on a quarterly basis. All expenses of distribution and marketing in excess of 0.25% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund. The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund.
For more information, please see the SAI.


DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------




There are two types of distributions which the Fund may make to its shareholders.

1. INCOME DIVIDENDS. The Fund receives income in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

DISTRIBUTION DATE

Although subject to change by the Board without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends monthly for shareholders of record generally on the first business day preceding the 15th of the month, payable on or about the last business day of that month. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

In order to be entitled to a dividend, an investor must have acquired Fund shares prior to the close of business on the record date. An investor considering purchasing Fund shares shortly before the record date of a distribution should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of the shareholder's investment, it may be taxable as dividend income or capital gain.

DIVIDEND REINVESTMENT

Unless otherwise requested, income dividends and capital gain distributions, if any, will be automatically reinvested in the shareholder's account in the form of additional shares, valued at the closing net asset value (without sales charge) on the dividend reinvestment date. Dividend and capital gain distributions are only eligible for reinvestment at net asset value in the Fund or Class I shares of other Franklin Templeton Funds. Shareholders have the right to change their election with respect to the receipt of distributions by notifying the Fund, but any such change will be effective only as to distributions for which the record date is seven or more business days after the Fund has been notified. See the SAI for more information.

Many of the Fund's shareholders receive their distributions in the form of additional shares. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earnings base. Of course, any shares so acquired remain at market risk.

DISTRIBUTIONS IN CASH

A shareholder may elect to receive income dividends, or both income dividends and capital gain distributions, in cash. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to another fund in the Franklin Group of Funds(R) or the Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department.


TAXATION OF THE FUND AND ITS SHAREHOLDERS
--------------------------------------------------------------------------------


The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

Regular income dividends (which are generally distributed monthly) will be determined from the Fund's net investment income, excluding any realized net foreign currency gains and losses. Under U.S. Treasury regulations, net realized foreign currency gains and losses are required to be reported as ordinary income or loss to the Fund. Therefore, if in the course of a fiscal year, the Fund realizes net foreign currency losses, the Fund may be required to reclassify all or a portion of its income dividend distributions made during such fiscal year as a return-of-capital for federal income tax purposes. Net foreign currency gains, if any, will generally be distributed as a supplemental income dividend once each year in December to reflect any net foreign currency gain realized by the Fund as of October 31 for the current fiscal year, and may also reflect any undistributed foreign currency gains for the prior fiscal year. Shareholders will be informed of the tax status of all distributions shortly after the close of each calendar year.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Group (defined under "How to Buy Shares of the Fund") and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisors concerning the tax rules applicable to the redemption or exchange of fund shares.

The Fund's investments in options, futures contracts and forward contracts may give rise to taxable income, gain or loss and will be subject to special tax treatment under certain mark-to-market and straddle rules, the effect of which may be to accelerate income to the Fund, defer Fund losses and cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and character of distributions to shareholders. Certain elections may be available to the Fund to mitigate some of the unfavorable consequences of the provisions described in this paragraph. These investments and transactions are discussed in the SAI.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of foreign taxes paid by the Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. Shareholders will be informed by the Fund at the end of each calendar year regarding the availability of any credits and the amount of foreign source income (including any foreign taxes paid by the Fund) to be included on their income tax returns.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to shareholders. These rules are discussed in the SAI.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from the Fund and the application of foreign tax laws to these distributions.


HOW TO BUY SHARES OF THE FUND
--------------------------------------------------------------------------------




Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors, the principal underwriter of the Fund's shares. The use of the term "securities dealer" shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares.

The Fund may impose a $10 charge for each returned item against any shareholder account which, in connection with the purchase of Fund shares, submits a check or a draft which is returned unpaid to the Fund.

Purchase Price of Fund Shares

Shares of the Fund are offered at the public offering price, which is determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from the shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check). The sales charge is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "Valuation of Fund Shares."

Set forth below is a table showing front-end sales charges and dealer concessions.






                                       Total Sales Charge
------------------------------------------------------------------------------------

                                                 As a Percentage   Dealer Concession
Size of Transaction             As a Percentage   of Net Amount     As a Percentage
at Offering Price               of Offering Price   Invested      of Offering Price*,***
------------------------------------------------------------------------------------
Less than $50,000                      3.00%      3.09%       2.60%
$50,000 but less than $100,000         2.50%      2.56%       2.25%
$100,000 but less than $250,000        2.00%      2.04%       1.85%
$250,000 but less than $500,000        1.50%      1.52%       1.40%
$500,000 but less than $750,000        1.00%      1.01%       1.00%
$750,000 but less than $1,000,000      0.75%      0.76%       0.75%
$1,000,000 or more                     none       none     See below**
------------------------------------------------------------------------------------


*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.


**The following commissions will be paid by Distributors, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

***At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. If 90% or more of the sales commission is allowed, such securities dealer may be deemed to be an underwriter as that term is defined in the Securities Act of 1933, as amended.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Fund shares is determined by adding the amount of the shareholder's current purchase plus the cost or current value (whichever is higher) of a shareholder's existing investment in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction) and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.") Sales charge reductions based upon aggregate holdings of (a), (b) and (c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Other Payments to Securities Dealers. Distributors, or one of its affiliates, may make payments, out of its own resources, of up to 0.75% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by non-designated retirement plans, and up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers), certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more. See definitions under "Description of Special Net Asset Value Purchases" and as set forth in the SAI.

Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds, and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI.

Certain officers and trustees of the Trust are also affiliated with Distributors. A detailed description is included in the SAI.

QUANTITY DISCOUNTS IN SALES CHARGES

Shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, the investor or the securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of the investor's spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares owned by the investor may also be included for this purpose.

In addition, an investment in the Fund may qualify for a reduction in the sales charge under the following programs:

1. RIGHTS OF ACCUMULATION. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. LETTER OF INTENT. An investor may immediately qualify for a reduced sales charge on a purchase of shares of the Fund by completing the Letter of Intent section of the Shareholder Application (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge and grants to Distributors a security interest in the reserved shares and irrevocably appoints Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter will conform with the requirements of Rule 22d-1 under the 1940 Act. The investor or the investor's securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

AN INVESTOR ACKNOWLEDGES AND AGREES TO THE FOLLOWING PROVISIONS BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION: Five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund, registered in the investor's name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements; income and capital gain distributions on the reserved shares will be paid as directed by the investor. The reserved shares will not be available for disposal by the investor until the Letter of Intent has been completed or the higher sales charge paid. This policy regarding the reservation of shares does not apply to certain benefit plans described under "Purchases at Net Asset Value." For more information, see "Additional Information Regarding Fund Shares" in the SAI.

Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares owned by the investor may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.

GROUP PURCHASES

An individual who is a member of a qualified group may also purchase shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 2.00%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If an investor selects a payroll deduction plan, subsequent investments will be automatic and will continue until such time as the investor notifies the Fund and the investor's employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

PURCHASES AT NET ASSET VALUE

Shares of the Fund may be purchased without the imposition of either a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including investments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) insurance company separate accounts for pension plan contracts; (4) accounts managed by the Franklin Templeton Group; (5) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund under an employee benefit plan qualified under Section 401 of the Code in shares of the Fund; (6) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (7) registered securities dealers and their affiliates, for their investment accounts only, and (8) registered personnel and employees of securities dealers and by their spouses and family members, in accordance with the internal policies and procedures of the employing securities dealer.

Shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Class I Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. An investor may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares redeemed in connection with an exchange into another of the Franklin Templeton Funds (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and the SAI.

Shares of the Fund or another of the Franklin Templeton Funds' Class I shares may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gains distributions in cash from investments in the Fund within 365 days of the payment date of such distribution. Class II shareholders may also invest such distributions at net asset value in a Class I Franklin Templeton Fund. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distributions in Cash" under "Distributions to Shareholders."

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including former participants of the Franklin Templeton Profit Sharing 401(k) plan), to the extent of such distribution. In order to exercise this privilege a written order for the purchase of shares of the Fund must be received by Franklin Templeton Trust Company (the "Trust Company"), the Fund or Investor Services, within 365 days after the plan distribution.

Shares of the Fund may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. If an investment by an eligible governmental authority at net asset value is made through a securities dealer who has executed a dealer agreement with Distributors, Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Services Department for additional information.

DESCRIPTION OF SPECIAL NET ASSET VALUE PURCHASES

Shares of the Fund may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by certain designated retirement plans, including profit sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Distributors. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13-month period in the Fund or in any of the Franklin Templeton Investments must total at least $1,000,000. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans") may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases" which enable Distributors to realize economies of scale in its sales efforts and sales related expenses.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in this Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.

Refer to the SAI for further information regarding net asset value purchases.

PURCHASING WITH GERMAN MARKS

Shareholders having other German mark-denominated assets may wish to purchase Fund shares with German marks in order to avoid the cost and inconvenience of first converting their German marks into U.S. dollars. Investors wishing to purchase Fund shares with German marks normally must add to an existing Fund account. The minimum required Fund purchase that may be made in this manner is 10,000 German marks. New accounts may not be opened in this manner without the prior consent of Distributors. Investments in the Fund may not be made in currencies other than the U.S. dollar or the German mark without the prior consent of Distributors.

Provided that Distributors receives timely notice as described below, Fund shares will be purchased at the public offering price in U.S. dollars next determined after the Fund custodian's correspondent bank in Germany receives the German marks, using the same exchange rate used to convert the value of the Fund's German mark-denominated assets into U.S. dollars for portfolio valuation purposes.

The Fund does not charge a fee for receiving investments in this manner. The shareholder's bank, however, may impose wire and other fees.

To invest in the Fund with German marks, please follow the directions below:

1. Notify Distributors by phone at 1-800/632-2301 (or 1-415/312-3400) or by fax at 1-415/312-4175 by 1:00 p.m., Eastern time, at least two business days prior to the date on which funds are to be wired, that a purchase will be made with German marks. Alternatively, Distributors may be notified after 1:00 p.m., Eastern time, at least three business days prior to the date on which funds are to be wired. The following information must be included in the notice:

   Date of Wire (Value Date)
   Amount of Wire (in German marks)
   Name of Bank Wiring Funds
   Shareholder Name
   Shareholder Account Number
   Wire Control Number (to be assigned each time)

2. At least two/three business days after notifying Distributors of the shareholder's intent to purchase Fund shares with German marks, the shareholder should request the bank to transmit, for value, immediately available funds (German marks) to:

   Bank........... Chase Bank A.G
                   Alexanderstrasse 59
                   Postfach 90-01-09
                   6000 Frankfurt/Main 90
                   Frankfurt-Rodelheim
                   Germany

   Account........ Chase Manhattan Bank,
                   London
                   623 120 0079

   Further Credit. for Franklin Templeton
                   German Government
                   Bond Fund

GENERAL

Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.


PURCHASING SHARES OF THE FUND
IN CONNECTION WITH RETIREMENT PLANS
INVOLVING TAX-DEFERRED INVESTMENTS
--------------------------------------------------------------------------------




Shares of the Fund may be used for individual or employer-sponsored retirement plans involving tax-deferred investments. The Fund may be used as an investment vehicle for an existing retirement plan, or the Trust Company may provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence. The Trust Company, an affiliate of Distributors, can serve as custodian or trustee for retirement plans. Brochures for the Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an application other than the one contained in this Prospectus must be used to establish a retirement plan account with the Trust Company. To obtain a retirement plan brochure or application, call toll free 1-800/DIAL BEN (1-800/342-5236).

Please see "How to Sell Shares of the Fund" for specific information regarding redemptions from retirement plan accounts. Specific forms are required to be completed for distributions from the Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisors concerning investment decisions within their plans.


OTHER PROGRAMS AND PRIVILEGES
AVAILABLE TO FUND SHAREHOLDERS
--------------------------------------------------------------------------------




Certain of the programs and privileges described in this section may not be available directly from the Fund to shareholders whose shares are held, of record, by a financial institution or in a "street name" account or networked account through the National Securities Clearing Corporation ("NSCC") (see the section captioned "Account Registrations" in this Prospectus).

SHARE CERTIFICATES

Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by the shareholder or by the securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to each shareholder quarterly to reflect the dividends reinvested during that period and after each other transaction which affects the shareholder's account. This statement will also show the total number of shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

AUTOMATIC INVESTMENT PLAN

Under the Automatic Investment Plan, a shareholder may be able to arrange to make additional purchases of shares automatically on a monthly basis by electronic funds transfer from a checking account, if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. The Automatic Investment Plan Application included with this Prospectus contains the requirements applicable to this program. In addition, shareholders may obtain more information concerning this program from their securities dealers or from Distributors.

The market value of the Fund's shares is subject to fluctuation. Before undertaking any plan for systematic investment, the investor should keep in mind that such a program does not assure a profit or protect against a loss.

SYSTEMATIC WITHDRAWAL PLAN

A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the account, provided that the net asset value of the shares held by the shareholder is at least $5,000. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw is $50 per withdrawal transaction, although this is merely the minimum amount allowed under the plan and should not be mistaken for a recommended amount. Retirement plans subject to mandatory distribution requirements are not subject to the $50 minimum. The plan may be established on a monthly, quarterly, semiannual or annual basis. If the shareholder establishes a plan, any capital gain distributions and income dividends paid by the Fund will be reinvested for the shareholder's account in additional shares at net asset value. Payments will then be made from the liquidation of shares at net asset value on the day of the transaction (which is generally the first business day of the month in which the payment is scheduled) with payment generally received by the shareholder three to five days after the date of liquidation. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected withdrawals to another of the Franklin Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Payments which may be paid in the interim will be sent to the address of record. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. If the withdrawal amount exceeds the total plan balance, the account will be closed and the remaining balance will be sent to the shareholder. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than the shareholder's actual yield or income, part of the payment may be a return of the shareholder's investment.

The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge on the additional purchases. Also, redemptions of shares may be subject to a contingent deferred sales charge if the shares are redeemed within 12 months of the calendar month of the original purchase date. The shareholder should ordinarily not make additional investments of less than $5,000 or three times the annual withdrawals under the plan during the time such a plan is in effect. The applicable contingent deferred sales charge is waived for share redemptions of up to 1% monthly of an account's net asset value (12% annually, 6% semiannually, 3% quarterly). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge; any amount over that $120,000 would be assessed a 1% (or applicable) contingent deferred sales charge. A Systematic Withdrawal Plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account, or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimum) and schedule of withdrawal payments, or suspend one such payment by giving written notice to Investor Services at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

INSTITUTIONAL ACCOUNTS

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives or policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a shareholder's investment objective or outlook for the securities markets changes, the Fund shares may be exchanged for shares of other Franklin Templeton Funds' Class I shares which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges. No exchanges between different classes of shares are allowed and, therefore, shares of the Fund may not be exchanged for Class II shares of other Franklin Templeton Funds. Shareholders of a Class II Franklin Templeton Fund may, however, elect to direct their dividends and capital gain distributions to the Fund or another Class I Franklin Templeton Fund. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of other Franklin Templeton Funds but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges for the contingency period of 18 months.
Exchanges may be made in any of the following ways:

EXCHANGES BY MAIL

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

EXCHANGES BY TELEPHONE

Shareholders, or their investment representative of record, if any, may exchange shares of the Fund by telephone by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R) system (day or night) at 1-800/247-1753. If the shareholder does not wish this privilege extended to a particular account, the Fund or Investor Services should be notified.

The telephone exchange privilege allows a shareholder to effect exchanges from the Fund into an identically registered account in one of the other available Franklin Templeton Funds' Class I shares. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

EXCHANGES THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES

If the account has shares subject to a contingent deferred sales charge, the shares will be exchanged into the new account on a "first-in, first-out" basis. The contingency period of 12 months during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. See also "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

Exchanges are made on the basis of the net asset values of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the investment on which no sales charge was paid was transferred in from a fund on which the investor paid a sales charge. Exchanges of shares of the Fund which were purchased with a lower sales charge to a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange. When an investor requests the exchange of the total value of the Fund account, declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

RETIREMENT PLAN ACCOUNTS

Franklin Templeton IRA and 403(b) retirement plan accounts may accomplish exchanges directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

TIMING ACCOUNTS

Accounts which are administered by allocation or market timing services to purchase or redeem shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.

RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors also, as indicated under "How to Buy Shares of the Fund," reserve the right to refuse any order for the purchase of shares.


HOW TO SELL SHARES OF THE FUND
--------------------------------------------------------------------------------




A shareholder may at any time liquidate shares owned and receive from the Fund the value of the shares. Shares may be redeemed in any of the following ways:

REDEMPTIONS BY MAIL

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. The shareholder will then receive from the Fund the value of the shares based upon the net asset value per share (less the contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated (at the scheduled closing of the New York Stock Exchange [the "Exchange"] which is generally 1:00 p.m. Pacific time) each day that the Exchange is open for business will receive the price calculated on the following business day. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

To be considered in proper form, signature(s) must be guaranteed if the redemption request involves any of the following:

(1)  the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4)  share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signature(s) guaranteed as referenced above. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation, and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s) and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to the shareholder within seven days after receipt of the request in proper form.

REDEMPTIONS BY TELEPHONE

Shareholders who complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." Information may also be obtained by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

For shareholder accounts with the completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled closing of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, government entities, and qualified retirement plans which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement, which is available from the Franklin Templeton Institutional Services Department by telephoning 1-800/321-8563.

REDEEMING SHARES THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if the shareholder redeems shares through a dealer, the redemption price will be the net asset value next calculated after the shareholder's dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives the shareholder's written request in proper form. The documents described under "Redemptions By Mail" above, as well as a signed letter of instruction, are required regardless of whether the shareholder redeems shares directly or submits such shares to a securities dealer for repurchase. A shareholder's letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to the Fund as soon as possible. The shareholder's dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

In order to recover commissions paid to securities dealers, investments of $1 million or more, redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation of those shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived for: exchanges; any account fees; distributions to participants or their beneficiaries in Trust Company individual retirement plan accounts due to death, disability or attainment of age 59 1/2; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); redemptions initiated by the Fund due to a shareholder's account falling below the minimum specified account size and redemptions following the death of the shareholder or the beneficial owner.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Requests for redemptions of a specified dollar amount, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

RECEIVING REDEMPTION PROCEEDS IN GERMAN MARKS

Shareholders may elect to have the proceeds of a redemption of Fund shares paid to them in German marks. To use this service, shareholders must first complete and return a Foreign Currency Redemption Authorization Form. To request this form, please call Distributors at 1-800/632-2301 (or 1-415/312-3400) or fax your request to 1-415/312-4175. As explained more fully in the instructions accompanying the form, shareholders must have established a German mark-denominated bank account before using this service. Redemption proceeds paid in German marks will be calculated using the net asset value per share and the U.S. dollar-German mark exchange rate next determined after receipt of the redemption request in proper form.

To receive redemption proceeds in German marks, shareholders must redeem shares valued at a minimum of $5,000.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. In addition, the right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount invested by the shareholder, depending on fluctuations in the market value of securities owned by the Fund.

RETIREMENT PLAN ACCOUNTS

Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, a shareholder or securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

OTHER INFORMATION

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such check(s).

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.


TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------




Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions by calling Investor Services at 1-800/632-2301.

All shareholders will be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates, to be sent to the address of record only, and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How to Sell Shares of the Fund - Redemptions By Telephone" will be able to redeem shares of the Fund.

Verification Procedures

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

RESTRICTED ACCOUNTS

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any distribution, redemption, or dividend payment. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

GENERAL

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


VALUATION OF FUND SHARES
--------------------------------------------------------------------------------




The net asset value per share of the Fund is determined as of the scheduled closing of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of the Fund).

The net asset value per share of the Fund is determined in the following manner:
The aggregate of all liabilities, including, without limitation, the current market value of any outstanding options written by the Fund, accrued expenses and taxes and any necessary reserves, is deducted from the aggregate gross value of all assets, and the difference is divided by the number of shares of the Fund outstanding at the time. For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities for which market quotations are readily available are valued within the range of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. If the Fund should have an open option position as to a security, the valuation of the contract is at the average of the bid and ask prices. Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sales price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be valued in a similar manner and their value will then be converted into their U.S. dollars equivalent at the foreign exchange rate in effect at 9:00 AM Pacific time, or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of Fund shares even though there has not been any change in the values of such securities.

Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the time the Fund calculates its net asset value, and will therefore not be reflected in the computation of the Fund's net asset value unless the Fund's Advisers, under supervision of the Board, determine that the particular event would materially affect the Fund's net asset value. The Fund's portfolio securities listed on foreign exchanges may trade on days other than the Fund's normal business days, such as Saturdays. As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.


HOW TO GET INFORMATION
REGARDING AN INVESTMENT IN THE FUND
--------------------------------------------------------------------------------




Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features:

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, Franklin Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account; and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

Fund information may be accessed by entering Fund Code 210 followed by the # sign. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist shareholders and securities dealers wishing to speak directly with a representative, the following is a list of the various Franklin departments, telephone numbers and hours of operation to call. The same numbers may be used when calling from a rotary phone:


                                   Hours of Operation (Pacific time)
Department Name        Telephone No.    (Monday through Friday)
Shareholder Services   1-800/632-2301   5:30a.m. to 5:00 p.m.
Dealer Services        1-800/524-4040   5:30a.m. to 5:00 p.m.
Fund Information       1-800/DIAL BEN   5:30a.m. to 8:00 p.m.
                                        8:30 a.m. to 5:00 p.m. (Saturday)
Retirement Plans       1-800/527-2020   5:30a.m. to 5:00 p.m.
TDD (hearing impaired) 1-800/851-0637   5:30a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin or Templeton's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


PERFORMANCE
--------------------------------------------------------------------------------




Advertisements, sales literature and communications to shareholders may contain several measures of the Fund's performance, including current yield, various expressions of total return and current distribution rate. They may occasionally cite statistics to reflect its volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods, or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by the Fund's portfolio investments; it is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result.

Yield, which is calculated according to a formula prescribed by the SEC (see the SAI), is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, distribution rate or total return may be in any future period.


GENERAL INFORMATION
--------------------------------------------------------------------------------




REPORTS TO SHAREHOLDERS

The Fund's fiscal year ends October 31. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and the SAI.

ORGANIZATION AND VOTING RIGHTS

The Trust was organized as a Massachusetts business trust on November 6, 1985. The Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01 per share in various series. All shares have one vote and, when issued, are fully paid, non-assessable, and redeemable. Currently, the Trust issues shares in four series or funds. Additional series may be added in the future by the Board. Shares have no preemptive or subscription rights, and are fully transferable. There are no conversion rights; however, holders of shares of the Fund may invest all or any portion of the proceeds from the redemption or repurchase of such shares into shares of any other fund in the Franklin Group of Funds or the Templeton Group as described under "Exchange Privilege."

Shares of each series of the Trust vote separately as to issues affecting that fund, or the Trust, unless otherwise permitted by the 1940 Act. The shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so. The series of the Trust do not intend to hold annual meetings; they may, however, hold special shareholder meetings for such purposes as changing fundamental policies, approving new management agreements or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by a majority of the Board or by shareholders of a series of the Trust holding at least ten percent of the shares entitled to vote at the meeting. Shareholders of the series of the Trust may receive assistance in communicating with other shareholders in connection with the election or removal of trustees, such as that provided in Section 16(c) of the 1940 Act. The Board may from time to time establish other series of the Trust, the assets and liabilities of which will be separate and distinct from any other fund of the Trust.

REDEMPTIONS BY THE FUND

The Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $50, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.


ACCOUNT REGISTRATIONS
--------------------------------------------------------------------------------




An account registration should reflect the investor's intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in the Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealer must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer(s) to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. In the future it may be possible to effect such transfers electronically through the services of the NSCC.

The Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Shareholder Services Agent, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.


IMPORTANT NOTICE REGARDING
TAXPAYER IRS CERTIFICATIONS
--------------------------------------------------------------------------------




Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.


PORTFOLIO OPERATIONS
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The following persons are primarily responsible for the day-to-day management of the Fund's portfolio since November of 1993: Tom Latta and Neil S. Devlin.

Tom Latta, Vice President of Templeton Global Bond Managers and Portfolio Manager of TICI, attended the University of Missouri and New York University. Mr. Latta joined Templeton in 1991. Prior to joining Templeton, Mr. Latta worked as a portfolio manager with Forester & Hairston, a global fixed-income investment management firm, and prior thereto, he worked for Merrill Lynch as an investment adviser to a large mid-east central bank and then within the structured products group.

Neil S. Devlin, Senior Vice President of Templeton Global Bond Managers and Portfolio Manager of TICI holds a Bachelor of Arts degree in Economics and Philosophy from Brandeis University. Mr. Devlin has been in the fixed-income department at Templeton since 1987 and is actively involved in all fixed-income decisions, providing information and analysis on markets throughout the world.

Donald P. Gould, Portfolio Manager with Adviser, is President and founder of the Trust. Mr. Gould is responsible for carrying out the Manager's supervision of the implementation of portfolio investment policies. He joined the Franklin Templeton organization upon its acquisition of certain assets of Huntington Advisers, Inc., the former manager, in November 1993. For the 11/2 years prior to joining Franklin Templeton, Mr. Gould had acted as a consultant to the Huntington Funds. Prior to that, he had been employed for seven years by Huntington Advisers, Inc. He has been in the securities industry since 1981. Mr. Gould holds a Bachelor of Arts degree in economics from Pomona College (Claremont, California) and a Masters Degree in Business Administration from the Harvard Business School. He has also studied international economics at Oxford University.